Reality Shares DIVCON Leaders Dividend ETF | LEAD (Cboe BZX Exchange)

SUMMARY PROSPECTUS — February 28, 2018

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.realityshares.com. You may also obtain this information at no charge by calling 855-595-0240 or by sending an e-mail request to info@realityshares.com.

Investment Objective

The investment objective of the Reality Shares DIVCON Leaders Dividend ETF (the “Fund”) is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the Reality Shares DIVCON Leaders Dividend Index (the “Benchmark Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.43%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.43%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent full fiscal year, the Fund’s portfolio turnover rate was 3.35% of the value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to securities received or delivered as a result of in-kind creations and redemptions of the Fund’s shares. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

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Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Benchmark Index. The Benchmark Index was developed by Reality Shares, Inc. (“Reality Shares”), the parent company of Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser. The Benchmark Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Benchmark Index is designed to select the companies that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers. These Dividend Growers (or High Quality Companies) are determined by Reality Shares’ DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Benchmark Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that Reality Shares has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months. All DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater, are selected for inclusion in the Benchmark Index. Companies are weighted in the index based on their DIVCON Scores, with higher DIVCON Scores weighted more heavily. The Benchmark Index is reconstituted annually on the first Friday in December. As of December 30, 2017, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Dividend Health Scoring System ranged from $3.42 billion to $860.88 billion.

The Adviser employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets (other than collateral held from securities lending, if any) will be invested in component securities of the Benchmark Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Benchmark Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Benchmark Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Benchmark Index as a whole. The Fund reserves the right to invest up to 20% of its assets in swaps, futures, forwards, options, exchange traded funds (“ETFs”) and other securities that are not components of the Benchmark Index that the Adviser believes will help the Fund track the Benchmark Index.

The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Benchmark Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund.

To the extent the Benchmark Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of the date of this Prospectus, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Consumer Staples Sector, Financials Sector, Health Care Sector, Industrials Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.

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Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to net asset value (“NAV”) and possibly face delisting.

Equity Risk — The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Trading Risk — The Fund’s shares are listed on a national securities exchange (the “Exchange”). However, there can be no assurance that an active trading market for Fund shares will be maintained. An unanticipated early closing of the Exchange or a halt in the trading of Fund shares on the Exchange may result in your inability to buy or sell shares of a Fund on that day. Similar to shares of other issuers listed on a stock exchange, shares of the Fund may be sold short and are therefore subject to the risk or increased volatility in the trading price of the Fund’s shares. While the Fund expects that Authorized Participants’ ability to create and redeem Fund shares at NAV will be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with short sales.

Index Risk — There is no guarantee or assurance that the methodology used to create the Benchmark Index will result in the Fund achieving positive returns. The Benchmark Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. Neither the Adviser nor the Benchmark Index provider is able to guarantee the continuous availability or timeliness of the production of the Benchmark Index. The calculation and dissemination of the Benchmark Index values may be delayed if the information technology or other facilities of the Benchmark Index provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Benchmark Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Benchmark Index provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Index Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Benchmark Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the performance of the Benchmark Index, there can be no guarantees that the Fund will achieve this objective.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

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Passive Investment Risk — The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Quantitative Model Risk — The Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Benchmark Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Benchmark Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Benchmark Index.

Sector Risk — The Fund is subject to the following Sector Risks:

Consumer Discretionary Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Consumer Staples Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Consumer Staples Sector. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as consumer super centers. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and is also affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.

Financials Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Health Care Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.

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Industrials Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

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Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for the 2017 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of the Benchmark Index and a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Fund is available at http://www.realityshares.com

After-tax returns are calculated using the historical highest individual federal marginal incomed tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 9.30% (quarter ended December 31, 2017) and the Fund’s lowest quarterly return was 3.59% (quarter ended September 30, 2017).

Average Annual Total Returns for the Periods Ended December 31, 2017

	1 Year	Since Inception (1/6/16)
Return Before Taxes	25.07%	16.58%
Return After Taxes on Distributions	24.50%	16.12%
Return After Taxes on Distributions and Sale of Fund Shares	14.16%	12.69%
DIVCON Leaders Dividend Index (reflects no deduction for fees, expenses or taxes)	25.68%	17.38%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	17.72%

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since February 26, 2016.

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Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

As a result, most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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